File No. 33-23512, 811-5629
                                                      Filed under Rule 497(e)
The GCG Trust


                      Prospectus Supplement

                          January 6, 1999


                        Supplement to the
                  Prospectus dated May 1, 1998,
        as supplemented June 8, 1998 and July 24, 1998
                               for

                          The GCG Trust

The following changes have occurred within the organizations of three Portfolio Managers of The GCG Trust.

VALUE EQUITY SERIES -- EAGLE ASSET MANAGEMENT, INC.
     Upon the resignation of Michael Chren, the day-to-day manager of the Value Equity Series, Eagle Asset Management, Inc. has announced the Series will be managed by an investment committee effective immediately.

MULTIPLE ALLOCATION AND STRATEGIC EQUITY SERIES -- ZWEIG ADVISORS INC.
     Phoenix Investment Partners, Ltd. and the Zweig Group, which includes Zweig Advisors Inc., have entered into an agreement for Phoenix Partners to purchase the retail mutual fund and closed-end fund business of the Zweig Group. Zweig Advisors is the current Portfolio Manager of the Multiple Allocation and Strategic Equity Series of The GCG Trust.

     Phoenix Partners, a Delaware corporation, is the tenth largest publicly traded money management firm in the United States, and through its affiliates, provides institutions and individuals with a full line of investment products and services. The firm, which manages approximately $50 billion in assets through its affiliates, is headquartered in Hartford, Connecticut, which is also home to its majority stockowner, Phoenix Home Life Mutual Insurance Company.

     After the closing, the individuals responsible for the day-to-day portfolio management will remain the same, except that Dr. Martin E. Zweig will not be remaining with Zweig Advisors but will continue to be responsible for the asset allocation decisions of the Series under a separate sub-advisory agreement with Zweig Consulting LLC. Zweig Consulting is a New York limited liability corporation which is controlled by Dr. Zweig.

     Under the securities laws, consummation of the acquisition will likely result in the termination of the Portfolio Management Agreement among The GCG Trust, Directed Services, Inc. and Zweig Advisors. It is expected that The GCG Trust's Board of Trustees will consider before that time a new agreement with the portfolio manager and the sub-advisory agreement among The GCG Trust, Directed Services and Zweig Consulting, in respect of the Trust and its Series. Any such Portfolio Management Agreement, if approved by the Board, will likely be similar to the current agreement, and it and the new sub-advisory agreement would be subject to approval by shareholders of the Multiple Allocation and Strategic Equity Series of The GCG Trust.

GROWTH & INCOME AND VALUE + GROWTH SERIES -- ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P.
     Bank America Corporation and a group of principals of Robertson, Stephens
& Company Investment Management, L.P. ("Robertson, Stephens") have agreed to the purchase of Robertson, Stephens by these principals. Robertson, Stephens is the current Portfolio Manager of the Growth & Income and Value + Growth Series of The GCG Trust.

     Under the securities laws, consummation of the acquisition will likely result in the termination of the Portfolio Management Agreement among The GCG Trust, Directed Services, Inc. and Robertson, Stephens. It is expected that The GCG Trust's Board of Trustees will consider before that time a new agreement with the portfolio manager, in respect of the Trust and its Series. Any such agreement, if approved by the Board, will likely be similar to the current agreement, and would be subject to approval by shareholders of the Growth & Income and Value + Growth Series of The GCG Trust.

This supplement should be retained with your Prospectus for The GCG Trust.



G3059-PM                                                         1/6/99